UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2011

POWER SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52213	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Wheat Lane, Wood Dale, IL		60191
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 350-9400

Format, Inc.

3553 Camino Mira Costa, Suite E, San Clemente, California 92672

(Former name or former address, if changed since last report)

Copies to:

Katten Muchin Rosenman LLP

525 W. Monroe Street

Chicago, IL 60661

Tel.: (312) 902-5493

Fax: (312) 577-8858

Attn: Mark D. Wood, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

Item 3.03	Material Modification to Rights of Security Holders.

Power Solutions International, Inc. (the “Company”) hereby incorporates by reference all of the information set forth in the Current Report on Form 8-K previously filed by the Company on May 5, 2011 (the “Other 8-K”), under Items 1.01, 2.01, 2.03, 4.01, 5.01, 5.02, 5.03 and 5.06.

This Current Report on Form 8-K is being filed solely as a result of the limitation on the number of Form 8-K items that may be included in any single Current Report on Form 8-K filed with the Securities and Exchange Commission. Accordingly, Items 3.02 and 3.03 were not referenced in the Other 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Solutions International, Inc.

Date: May 5, 2011	By:	/s/ Thomas J. Somodi
		Name:	Thomas J. Somodi
		Title:	Chief Operating Officer and Chief Financial Officer